UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 [Missing Graphic Reference] FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: March 28, 2011 (Date of earliest event reported)
Crystal Rock Holdings, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-31797 (Commission File Number)	03-0366218 (IRS Employer Identification Number)

1050 Buckingham St., Watertown, CT (Address of principal executive offices)		06795 (Zip Code)
860-945-0661 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07.  Submission of Matters to a Vote of Security Holders.

On March 28, 2011, Crystal Rock Holdings, Inc. held its annual meeting of stockholders.  Of the 21,388,681 shares of voting stock outstanding at the close of business on February 18, 2011, the record date, the holders of 13,755,481 shares were present or represented at the meeting.  The only item on the agenda was the election of directors.  All seven incumbent directors were reelected, by the following votes:

Director	Number of Shares Voted For	Number of Shares for which Authority was Withheld

Henry E. Baker	13,462,835	292,646
John B. Baker	13,460,060	295,421
Peter K. Baker	13,462,035	293,446
Phillip Davidowitz	13,692,774	62,707
Martin A. Dytrych	13,674,401	81,080
John M. LaPides	13,686,999	68,482
Ross S. Rapaport	13,468,834	286,647

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
      None.

SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERMONT PURE HOLDINGS, LTD.

Dated: April 1, 2011	By:	/s/ Bruce S. MacDonald
Bruce S. MacDonald
Chief Financial Officer

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